UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: May 11, 2009

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 11, 2009, SciClone Pharmaceuticals, Inc. (“SciClone”) issued a press release announcing, among other things, financial results for the quarter ended March 31, 2009, as well as revised expectations regarding certain guidance as to 2009 financial results. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

The information in Item 2.02 of this Current Report, including Exhibit 99.1 to this Current Report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 2.02 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by SciClone with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference to Item 2.02 and the accompanying Exhibit 99.1 in such filing.

Forward-Looking Statements.

The exhibit to this Current Report contains forward-looking statements regarding the business, products and financial results of SciClone Pharmaceuticals, Inc. You are urged to consider statements that include the words “may,” “will,” “would,” “could,” “should,” “might,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “anticipates,” “intends,” “continues,” “forecast,” “designed,” “goal,” or the negative of those words or other comparable words to be uncertain and forward-looking. These statements are subject to risks and uncertainties that are difficult to predict and actual outcomes may differ materially. These risks and uncertainties include SciClone’s expectations regarding fluctuations in demand for its products, particularly in China, the continued reliability of third-party suppliers to meet demand and quality expectations and activity to launch additional products, including DC Bead in China and the potential acquisition or licensing of other products. Please also refer to other risks and uncertainties described in SciClone’s filings with the Securities and Exchange Commission. All forward-looking statements are based on information currently available to SciClone and SciClone assumes no obligation to update any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release dated May 11, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2009	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ FRIEDHELM BLOBEL
Friedhelm Blobel
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 11, 2009.